UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 26, 2013

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 26, 2013, the Company issued a press release announcing, among other things, that it has established October 11, 2013, as the date and city of Zug as the place for the extraordinary general meeting of its shareholders at which shareholders will consider the previously announced proposed change in place of incorporation of the publicly traded parent company of the Noble group of companies from Switzerland to the United Kingdom. Full details about the extraordinary shareholders meeting will be set forth in the Company’s definitive proxy statement for the meeting that will be provided to shareholders. The portion of such press release relating to the announcement regarding the extraordinary general meeting is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report may contain “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the timing and location of the shareholders’ meeting, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Important Additional Information Regarding the Reorganization will be Filed with the SEC

In connection with the proposed change in the place of incorporation of the Company, Noble Corporation Limited, a subsidiary of the Company and a newly formed company incorporated under English law (“Noble-UK”) has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus, and each of the Company and Noble-UK have filed and will file documents with the SEC which contain other relevant materials in connection with the proposed change in the place of incorporation. A definitive proxy statement/prospectus will be mailed to the shareholders of the Company once the registration statement has been declared effective by the SEC. INVESTORS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY AND ANY OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND ITS CHANGE IN PLACE OF INCORPORATION. Investors may obtain a free copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s website at www.noblecorp.com. Investors will also be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation, Dorfstrasse 19A, 6340 Baar, Zug, Switzerland, telephone 41(41)761-65-55.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the reorganization. Information about these persons is set forth in the Company’s proxy statement relating to its 2013 Annual General Meeting of Shareholders, as filed with the SEC on March 11, 2013, and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. Investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the change in place of incorporation of the Company that will be filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated July 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation

Date: July 26, 2013
	By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated July 26, 2013.